EXHIBIT 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of EXACT Sciences Corporation (the “Company”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Don M. Hardison, President and Chief Executive Officer of the Company and Jeffrey R. Luber, Senior Vice President, Chief Financial Officer, Treasurer, General Counsel and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2007	/s/ Don M. Hardison
Don M. Hardison
President and Chief Executive Officer

March 15, 2007	/s/ Jeffrey R. Luber
Jeffrey R. Luber
Senior Vice President, Chief Financial Officer,
Treasurer, General Counsel and Secretary